Exhibit No. 99.2

ALLSTATE HOME LOANS, INC.
DBA ALLSTATE FUNDING

FINANCIAL STATEMENTS

DECEMBER 31, 2004

REPORT ON AUDITED FINANCIAL STATEMENTS AND SUPPLEMENTAL DATA

Independent Auditor's Report

To the Board of Directors And
Stockholders of
Allstate Home Loans, Inc., DBA Allstate Funding Irvine,
CA 92606

We have audited the accompanying balance sheet of Allstate Home Loans, Inc., DBA Allstate Funding, (a Subchapter S Corporation) as of December 31, 2004, and the related statements of income and retained earnings for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards, and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Allstate Home Loans, Inc., DBA Allstate Funding, as of December 31, 2004, and the results of its operations and its (analysis of retained earnings) for the year then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supporting information included in the report is presented for the purpose of additional analysis and are not a required part of the basic financial statements of Allstate Home Loans, Inc., DBA Allstate Funding. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as whole.

/s/ Lorin Zweig, CPA’s
Lorin Zweig, CPA’s
Irvine, CA 92612

March 20, 2005

ALLSTATE HOME LOANS, INC.
DBA ALLSTATE FUNDING
BALANCE SHEET
DECEMBER 31, 2004

ASSETS
Current assets:
Cash in bank	$1,010,573.22
Investments	104,380.18
Accounts receivable	583,118.45
Accounts receivable AFG	56,715.75
Loan receivable Allstate Financial	6,500.00
Other receivables	73,325.00
Loan receivable - loan sales	1,598,176.02
Loan receivable - First Collateral	55,314,368.00
Loan receivable -Wachovia	14,132,853.00
Loan receivable - Trust Deeds	149,500.00
Notes receivable	208,285.03
Non owner employee advance	173,600.57
Independent contractor draws	204,849.10
Net branch draw	8,000.00
Hawaii advances	121,698.07
Total current assets	73,745,942.39

Property, plant & equipment
Autos	139,118.02
Artwork	1,149.37
Equipment	111,804.40
Furniture & fixtures	210,456.08
Software	45,100.30
Less accumulated depreciation	(211,490.08)
Total property & equipment	296,138.09

Other assets:
Deposits	56,210.54
Organization Costs	1,750.00
Franchise fee	13,995.00
Less accumulated amortization	(14,745.00)
Total other assets	57,210.51

Total assets	$74,099,291.02

See Accountant’s Audit Report and Accompanying Notes

ALLSTATE HOME LOANS, INC.
DBA ALLSTATE FUNDING
BALANCE SHEET
DECEMBER 31, 2004

LIABILITIES & CAPITAL
LIABILITIES

Current liabilities:
Accounts payable	$341,109.29
Payable: other	249,023.60
Payable: AFG	78,847.41
Mortgage insurance premium	(410.34)
Impounds	69,653.49
Mortgage payment payable	2,797.39
Principal reduction	401,905.97
Notes payable - First Collateral	53,138,796.03
Notes payable -Wachovia	13,839,164.44
Loans from investors	900,000.00
Interest & fess First Collateral	279,105.41
Deferred federal taxes payable	326,713.00
Deferred state taxes payable	84,945.00
Total current liabilities	69,513,696.91

Other liabilities
Other liabilities	--
Total other liabilities	--

Total liabilities	69,513,696.91

CAPITAL
Common stock	26,000.00
Additional paid in capital	619,962.78
Shareholder distribution	(1,952,307.26)
Retained earnings	5,342,675.82
Net income	549,262.77
Total capital	4,585,594.11

Total liabilities & capital	$74,099,291.02

See Accountant’s Audit Report and Accompanying Notes

ALLSATE HOME LOANS, INC
DBA ALLSTATE FUNDING
INCOME STATEMENT
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2004

Income
Commissions	$25,091,571.77
Servicing payments	1,796,556.56
Net income	26,888,128.33

Cost of loans
Loan fees	11,154,577.30
Loan fee refund	35,968.44
Appraisal fees	52,801.83
Processing fees	(2,172.68)
Credit report fees	124,765.73
Commissions	1,719,541.13
I.C. commissions	3,512,026.70
Contract underwriting fees	11,198.00
Notary fees	884.00
Early payoff fees	76,647.32
Interest & fees payable	1,875,129.67
Total costs of loans	18,561,367.44

Gross profit	8,326,760.89

General & administrative expense
Administration	121,296.14
Advertising	375,208.10
Auto expense	51,117.69
Bad debts	22,466.96
Bank charges	2,170.36
Computer services & supplies	37,033.56
Consulting fees	224,272.98
Donations & charity	27,628.00
Dues & subscriptions	2,627.99
Employee benefits	19,502.46
Entertainment	29,896.04
Equipment lease	51,597.09
Finance & interest charges	405.30
Insurance	172,682.06
Legal & accounting	215,499.01
License & permits	36,854.70
Marketing & advertising	482,001.28
Messenger fees	2,753.16
Miscellaneous	10,426.24
Office supplies	1,537.23
Officer salaries	279,457.23
Overnight mail	121,365.84
Net branch commissions	1,530,768.19
Payroll service	10,015.29
Postage	19,376.50
Printing	29,969.32
Promotion	2,729.93
Quality control	20,550.00
Referral fees	1,650.63
Rent	251,494.73
Repairs & maintenance	2,512.61

See Accountant’s Audit Report and Accompanying Notes

ALLSATE HOME LOANS, INC
DBA ALLSTATE FUNDING
INCOME STATEMENT
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2004

Rural development	251,623.00
Salaries	2,586,812.59
Sales expense	17,780.56
Supplies	78,924.28
Taxes: Payroll	225,608.85
Telephone	76,115.71
Training	670.12
Travel	13,457.82
Utilities	3,177.23
Total expenses	7,411,036.78

Earnings from operations	915,724.11

Other income
Dividend income
Interest income	2,055.63
Miscellaneous income	148,648.03
Total other income	150,703.66

Other expense
Depreciation expense	105,507.00
Total other expense	105,507.00

Earnings before taxes	960,920.77

Provision for taxes federal	326,713.00
Provision for taxes state	84,945.00

Net income	$549,262.77

See Accountant’s Audit Report and Accompanying Notes

ALLSTATE HOME LOANS, INC.
DBA ALLSTATE FUNDING
STATEMENT OF CASH FLOWS
FOR THE TWELVE MONTHS ENDING DECEMBER 31, 2004
Increase (Decrease) in Cash and Cash equivalents

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$549,263
Adjustmnents to reconcile net income to net cash provided by operating activities:
Depreciation	105,507
Changes in:
Increase in warehouse line receivable	(23,690,330)
Decrease in accounts receivable	402,063
Increase in loans & notes receivable	(936,309)
Decrease in investments	1,249,297
Increase in advances	(67,437)
Increases in notes-payable warehouse	25,288,918
Increase in notes payable	301,527
Decrease in accounts payable & expenses	(1,390,366)

NET CASH (USED BY) OPERATING ACTIVITIES	1,812,133

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property & equipment	(208,509)
Decrease in deposits & fees	14,555
NET CASH (USED BY) INVESTING ACTIVITIES	(193,954)

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in additional paid in capital	499,980
Dividends paid out	(1,975,352)
NET CASH PROVIDED BY FINANCING ACTIVITIES	(1,475,372)

NET INCREASE IN CASH	142,807

CASH AT BEGINNING OF PERIOD	867,766

CASH AT END OF PERIOD	$1,010,573

See Accountant’s Audit Report and Accompanying Notes

ALLSTATE HOME LOANS, INC.
DBA ALLSTATE FUNDING
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Allstate Home Loans, Inc., DBA Allstate Funding, operates as a mortgage broker company for residential loans. The company was incorporated and commenced on September 11, 1990.

Loan Receivable

The Loan Receivable-Loan Sales consists of loans approved and awaiting funding as of December 31, 2004, was $1,598,176.02.

Notes Receivable

The company has notes receivable listed on the Current Assets section for varying rates and years.

Property and Equipment

Property and equipment are recorded at cost. Depreciation of property and equipment and amortization of franchise fee and organization costs are provided over the estimated useful lives of the assets, between 5 and 7 years, using both the straight line and double declining balance methods. Depreciation and amortization for the year totals: $105,507.

Income Taxes

The Company, elected to be taxed as a "C" corporation effective January 1, 2004. A provision and liability for Federal income tax has been included in these financial statements; the minimum corporate income tax imposed by the state of California had been provided for.

Investments

The company has an investment accounts with the brokerage firms of Merrill Lynch. The lower of cost or market method is being used for financial statements purposes.

Note Payable - First Collateral Services

The Company established a "Master Mortgage Loan Purchasing" Agreement with First Collateral Services. This loan is in the form of a line of credit.

ALLSTATE HOME LOANS, INC.
DBA ALLSTATE FUNDING
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

The terms of the agreement are as follows:

A.	Collateral includes F.R.A, V.A. and conventional conforming residential mortgage

B.	The "Warehouse" period of ownership of the collateralized loans may not exceed 45 days.

C.	The Fees include an interest rate of 1.75% over the prevailing banks prime rate.

D.	The loan value is 98% of the collateral, stated above, not to exceed the unpaid principal amount of such residential mortgage loan.

Note Payable - Wachovia

The Company established an agreement with Wachovia Securities with the same terms as above.